Russia-Ukraine crisis considerations	6 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
Russia-Ukraine crisis considerations	Russia-Ukraine crisis considerations
In late February 2022, Russian military forces launched significant military action against Ukraine (the “Russia-Ukraine crisis”), and sustained conflict and disruption in the region is likely. The impact to Ukraine, as well as actions taken by other countries, including new and stricter sanctions by Canada, the United Kingdom, the European Union, the United States and other countries and organizations against officials, individuals, regions, and industries in Russia, Ukraine and Belarus, and each country’s potential response to such sanctions, tensions, and military actions could damage or disrupt international commerce and the global economy, and could have a material adverse effect on the Group’s operations.

As of the date of this report, the Russia-Ukraine crisis has not had a material impact on the financial results of the Group. The Group generates no revenue from Russia, Ukraine and Belarus, and none of its employees are located in these countries. In fact, over 75% of the Group’s European staff is based in countries that are members of the North Atlantic Treaty Organization (NATO). As of December 31, 2021, the Group had approximately 1,200 employees based in Moldova, a neighboring country of Ukraine, and approximately 9% of the Group's revenue is derived from teams located in Moldova. The Group currently believes its business in Moldova has not been impacted by the Russia-Ukraine crisis, and there has been no sign of decline in productivity in that country. If the armed conflict involving Russia and Ukraine were to spread to Moldova, the Group has contingency plans in place and would assist its employees in relocating to neighboring countries, a process made easier by the fact that management believes a majority of the employees based in Moldova have a passport from a European Union country. As of the date of this report, clients have generally expressed support for the Group’s employees in Moldova, and the Group has not experienced withdrawn or reduced teams as a result of the Russia-Ukraine crisis. In addition, the Group has received queries from prospective clients as they intend to reduce their exposure to delivery teams located in Russia, Ukraine and Belarus, and the Group is reviewing such business opportunities.

It is not possible to predict the broader or longer-term consequences of the Russia-Ukraine crisis, which could include further sanctions, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates and financial markets. Such geo-political instability and uncertainty could have a negative impact on the Group’s ability to sell to, deliver to, collect payments from, and support clients in certain regions based on trade restrictions, embargoes and export control law restrictions, and logistics restrictions including closures of air space, and could increase the costs, risks and adverse impacts from supply chain and logistics challenges. There can be no assurance that the Russia-Ukraine crisis, including any resulting sanctions, export controls or other restrictive actions, will not have a material adverse impact on the future operations and results of the Group.